DREYFUS VARIABLE INVESTMENT FUND
APPRECIATION PORTFOLIO
GROWTH AND INCOME PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL VALUE PORTFOLIO
MONEY MARKET PORTFOLIO
OPPORTUNISTIC SMALL CAP PORTFOLIO
QUALITY BOND PORTFOLIO

FOR INITIAL SHARES AND SERVICE SHARES

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2010

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the relevant current Prospectus dated May 1, 2010 of the Appreciation, Growth and Income, International Equity, International Value, Money Market, Opportunistic Small Cap and Quality Bond Portfolios, each a separate series (each, a “Fund,” and collectively, the “Funds”) of Dreyfus Variable Investment Fund (the “Company”), as each Prospectus may be revised from time to time. To obtain a copy of the relevant Fund’s Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com or call 1-800-554-4611 or 516-338-3300.

     Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of any Fund directly from the Company. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.

     Each Fund (except the Money Market Portfolio) currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policy holders should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Fund shares may be purchased by the separate account.

     The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE COMPANY AND FUNDS

     The Company is a Massachusetts business trust that commenced operations on August 31, 1990. Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund. Each of the Appreciation, International Value, Money Market, Opportunistic Small Cap and Quality Bond Portfolios is a diversified fund, which means that, with respect to 75% of the Fund’s total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Each of the Growth and Income and International Equity Portfolios is a non-diversified fund, which means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the “1940 Act”).

     The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as each Fund’s investment adviser. The Manager has engaged Fayez Sarofim & Co. (“Sarofim”) to serve as the sub-investment adviser of the Appreciation Portfolio and Newton Capital Management Limited (“Newton”) to serve as the sub-investment adviser of the International Equity Portfolio. Sarofim and Newton provide day-to-day management of the investments of the Appreciation Portfolio and the International Equity Portfolio, respectively, subject to the supervision of the Manager. Sarofim and Newton are also each referred to in this Statement of Additional Information as a “Sub-Adviser.”

MBSC Securities Corporation (the “Distributor”) is the distributor of each Fund’s shares.

Certain Portfolio Securities

     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund’s Prospectus.

     Common and Preferred Stocks. (All Funds except the Money Market Portfolio) Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. A Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

     Corporate Debt Securities. (All Funds) Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Depositary Receipts. (Appreciation, Growth and Income, International Equity, International Value, Opportunistic Small Cap and Quality Bond Portfolios) Each of these Funds may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”), New York Shares and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States.

     These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

     Foreign Securities. (All Funds) Each Fund may invest in “foreign securities.” These securities include securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Investment Companies. (All Funds) Each Fund may invest in securities issued by investment companies. Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fee and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above. See “Lending Portfolio Securities.”

     Exchange-Traded Funds. (Appreciation, Growth and Income, International Equity, International Value and Opportunistic Small Cap Portfolios) Each of these Funds may invest in shares of exchange-traded funds (collectively, “ETFs”), which are designed to provide investment results corresponding to a securities (or commodities) index. These may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq 100 Shares”) and iShares exchange-traded funds (“iShares”). ETFs are usually either units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities (or commodities) of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

     The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

     Money Market Instruments. (All Funds) Each Fund may invest in the following types of money market instruments.

U.S. Government Securities--Each Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the Fund’s share price is guaranteed.

Repurchase Agreements--Each Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will segregate securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (“SEC”) to be loans by the Fund that enters into them. In connection with its third-party repurchase transactions, each Fund will engage only eligible sub-custodians that meet requirements set forth in section 17(f) of the 1940 Act. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. Each Fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be “collateralized fully” pursuant to the 1940 Act) or collateralized by securities other than U.S. Government securities such as corporate bonds, asset-backed securities and privately issued mortgage-related securities of investment grade or below investment grade credit quality (“credit collateral”). Transactions that are collateralized fully enable the Fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the Fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. Fixed-income securities rated Baa/BBB or higher by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Ratings (“Fitch”), for example, are known as investment grade bonds. Investment grade and below investment grade bonds involve degrees of credit risks, which relates to the likelihood that the bond issuer will pay interest and repay principal on a timely basis. Fixed-income securities rated Ba/BB or lower by Moody’s, S&P, and Fitch are regarded as below investment grade (i.e., “junk” bonds) and are considered speculative in terms of the issuer’s creditworthiness. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Bank Obligations--Each Fund may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

     Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits (“TDs”) are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper and Other Short-Term Corporate Obligations--Each Fund may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes issued by domestic and foreign corporations, including banks. These instruments also include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Participation Interests--Each Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Manager (and, if applicable, the Fund’s sub-investment adviser) must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest.

     Convertible Securities. (Appreciation, Growth and Income, International Equity, International Value, Opportunistic Small Cap and Quality Bond Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Warrants. (Appreciation, Growth and Income, International Equity, International Value, and Opportunistic Small Cap Portfolios) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time. Each of these Funds may invest up to 5% (2% in the case of the Appreciation and Opportunistic Small Cap Portfolios) of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchange.

     Municipal Obligations. (Quality Bond and Growth and Income Portfolios) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain specified entities, generally to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation’s interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. Each of these Funds also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

     While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by shareholders on Fund shares which are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. The Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. Each of these Funds currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

     Mortgage-Related Securities. (Growth and Income and Quality Bond Portfolios) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”), adjustable rate mortgages, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. See “Certain Investment Considerations and Risks” below.

Residential Mortgage-Related Securities--A Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities. Residential mortgage-related securities may be issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

     Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as

“Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship and the U.S. Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, enhanced the ability of each agency to meet its obligations. The future status and role of FNMA and FHLMC could be impacted by (among other things) the actions taken and restrictions placed on FNMA and FHLMC by the FHFA in its role as conservator, the restrictions placed on the operations and activities of FNMA and FHLMC as a result of the senior preferred stock investment made by the Treasury, market responses to developments at FNMA and FHLMC, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by the Fund.

Commercial Mortgage-Related Securities--A Fund may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated Securities”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities--A Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”) and Multi-Class Pass-Through-Securities--A Fund may invest in CMOs, which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof.

     Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

     Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities--A Fund also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IO and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans (“ARMs”)--A Fund may invest in ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first, three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities--A Fund may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities--Other mortgage-related securities in which these Funds may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     Real Estate Investment Trusts. (Growth and Income Portfolio) The Fund may invest in securities issued by real estate investment trusts (“REITs”). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

     REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

     Asset-Backed Securities. (Quality Bond and, to a limited extent, Money Market Portfolios) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. A Fund may invest in these and other types of asset-backed securities that may be developed in the future.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

     The asset-backed securities in which the Money Market Portfolio may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

     Inflation-Indexed Bonds. (Quality Bond Portfolio) The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Zero Coupon and Certain Other Stripped Securities. (All Funds) Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Each of the Growth and Income, International Equity and Quality Bond Portfolios also may invest in other stripped securities such as corporate debt obligations issued by domestic corporations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped corporate securities purchased by each of these Funds will bear ratings comparable to non-stripped corporate obligations that may be purchased by such Fund. These Funds also may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. Each of these Funds also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “Dividends, Distributions and Taxes.”

     Illiquid Securities. (All Funds) Each Fund may invest up to 15% (10% with respect to the Money Market Portfolio) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-backed securities and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Investment Techniques

     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund’s Prospectus.

     Duration and Portfolio Maturity. (Quality Bond Portfolio) The Fund invests without regard to maturity or duration limitations with respect to individual securities. The Quality Bond Portfolio has no limit with respect to its duration or portfolio maturity.

     As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until the final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

     For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Manager may base its conclusion on such factors as the interest-rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

     Foreign Currency Transactions. (Appreciation, Growth and Income, International Equity, International Value, Opportunistic Small Cap and Quality Bond Portfolios) Each of these Funds may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency in an attempt to realize gains.

     Foreign currency transactions may involve, for example, a Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund’s success in these transactions may depend on the ability of the Manager (and, where applicable, the Fund’s sub-investment adviser) to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     Each of these Funds also may enter into forward foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a specified currency at a specified future date. The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts only by negotiating directly with the counterparty to the contract.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

     Borrowing Money. (All Funds) Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each of the Appreciation, International Equity, International Value, Money Market and Opportunistic Small Cap Portfolios currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Money borrowed will be subject to interest costs. While such borrowings exceed 5% of the value of a Fund’s total assets, the Fund will not make any additional investments. In addition, the Growth and Income, Money Market and Quality Bond Portfolios may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements, as described below.

     Leverage. (Growth and Income and Quality Bond Portfolios) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund’s investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Reverse Repurchase Agreements. (Growth and Income, Money Market and Quality Bond, Portfolios) Each of these Funds may enter into reverse repurchase agreements with banks, brokers/dealers and other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent a Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Fund. Except for these transactions, borrowings by the Growth and Income and Quality Bond Portfolios generally will be unsecured. Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Such transactions, however, may increase the risk of potential fluctuations in the market value of the Fund’s assets. In addition, interest costs on the cash received may exceed the return on the securities purchased.

     Short-Selling. (Growth and Income and, to a limited extent, Opportunistic Small Cap Portfolios) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. The Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     A Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

     The Growth and Income Portfolio also may make and the Opportunistic Small Cap Portfolio only may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale. At no time will more than 15% of the value of the Fund’s net assets be in deposits on short sales against the box.

     Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. (All Funds) Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

     Interfund Borrowing and Lending Program (Money Market Portfolio only). Pursuant to an exemptive order issued by the SEC, the Fund may lend to, and/or borrow money from, certain other funds advised by Dreyfus or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. The Fund’s participation in the program must be consistent with its investment policies and limitations. The Fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

     Derivatives. (Growth and Income, International Equity, International Value and Quality Bond Portfolios) Each of these Funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would. Examples of derivative instruments a Fund may use include options contracts, futures contracts, options on future contracts, and swap agreements to the extent described below. A Fund’s portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.

     If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager (or, if applicable, the Fund’s sub-investment adviser) will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Some derivatives the Funds may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets or engage in other measures approved by the SEC or its staff, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a futures or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

     Neither the Company nor any Fund will be a commodity pool. The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Company nor any of the Funds is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions-In General--(Growth and Income, International Equity, International Value and Quality Bond Portfolios). A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

     Each of these Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures and options with respect thereto by a Fund also is subject to the ability of the Manager (or, if applicable, the Fund’s sub-investment adviser) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions- The Growth and Income, International Equity, International Value and Quality Bond Portfolios may purchase and sell index futures contracts. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

     The Growth and Income, International Equity and International Value Portfolios may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     The Growth and Income, International Equity, International Value and Quality Bond Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Successful use by a Fund of futures contracts will be subject to the ability of the Manager (or, if applicable, the Fund’s sub-investment adviser) to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

Options-In General--(Growth and Income, International Equity, International Value and Quality Bond Portfolios) Each of these Funds may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction, such as by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions- Each of these Funds may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     Each of the Growth and Income and International Equity Portfolios may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Each of the Growth and Income and International Equity Portfolios may purchase cash-settled options on equity index swaps and the Quality Bond Portfolio may purchase cash-settled options on interest rate swaps described below in pursuit of its investment objective.

     Successful use by a Fund of options will be subject to the ability of the Manager (or, if applicable, the Fund’s sub-investment adviser) to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, a Fund may incur losses.

Swap Transactions and Other Credit Derivatives—(Growth and Income, International Equity,

International Value and Quality Bond Portfolios) Each of these Funds may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, credit default swaps, and index swap agreements and other credit derivative products, to seek to mitigate risk, manage maturity and duration, reduce portfolio turnover, or obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Each of these Funds also may enter into options on swaps, sometimes called "swaptions."

     Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of credit default swaps or securities representing a particular index. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

     Most swap agreements entered into by a Fund are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

     A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Interest rate swaps are over-the-counter contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

     Each of these Funds may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The instability of the market can threaten the ability of the fund to fulfill its obligation to deliver the underlying debt security to the credit default swap seller. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

     Each of these Funds may invest in credit linked securities issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

     The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager

(or, if applicable, the Fund’s sub-investment adviser) is incorrect in its forecasts of default risks, market spreads or other applicable factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the credit derivatives market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap or other credit derivative agreements or to realize amounts to be received under such agreements.

     A Fund will enter into swap and other credit derivatives transactions only when the Manager (or, if applicable, the Fund’s sub-investment adviser) believes it would be in the best interests of the Fund to do so. In addition, a Fund will enter into swap and other credit derivative agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines).

     Future Developments. (Growth and Income, International Equity, International Value and Quality Bond Portfolios) Each of these Funds may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. (All Funds) Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.

     Each of the Growth and Income and Quality Bond Portfolios intends to engage in forward commitments to increase its financial exposure to the types of securities in which it invests. Leveraging in this manner will increase the Fund’s exposure to changes in interest rates and will increase the volatility of its returns. A Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

     Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

     Equity Securities. (Appreciation, Growth and Income, International Equity, International Value and Opportunistic Small Cap and, to a limited extent, Quality Bond Portfolios) Equity securities, including common stocks, preferred stocks, certain convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund’s investments will result in changes in the value of its shares and thus the Fund’s total return to investors.

     From time to time, the Quality Bond Portfolio may hold common stock sold in units with, or attached to, debt securities purchased by the Fund. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing equity securities. The Fund may retain such securities, including equity securities received upon conversion of convertible securities, until the Manager determines it is appropriate in light of current market conditions for the Fund to dispose of such securities.

     Each of the Appreciation, Growth and Income, International Equity, International Value and Opportunistic Small Cap Portfolios may purchase securities of companies offered in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority ("FINRA") apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

     Each of these Funds may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Many technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

     A Fund may purchase securities of companies which have no earnings or have experienced losses. A Fund generally will make these investments based on a belief that actual anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company’s stock price may decline sharply and its securities may become less liquid.

     Fixed-Income Securities. (All Funds) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

     The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Growth and Income, Opportunistic Small Cap and Quality Bond Portfolios, such as those rated Baa or lower by Moody’s and BBB or lower by S&P and Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the relevant Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

     Lower Rated Securities. (Growth and Income and Quality Bond, and, to a limited extent, Opportunistic Small Cap Portfolios) Each of these Funds may invest a portion of its assets, in higher yielding (and, therefore, higher risk) debt securities (convertible debt securities with respect to the Growth and Income Portfolio) such as those rated Ba by Moody’s or BB by S&P or Fitch, or as low as those rated B by a Rating Agency in the case of the Quality Bond Portfolio, or as low as those rated Caa by Moody’s or CCC by S&P or Fitch in the case of the Growth and Income Portfolio (with not more than 35% of the value of its net assets in convertible debt securities so rated), or as low as the lowest rating assigned by a Rating Agency in the case of the Opportunistic Small Cap Portfolio. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

     Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the judgment, analysis and experience of the Manager in evaluating the creditworthiness of an issuer.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Company anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues when necessary to meet such Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid security market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager’s judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated securities to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

     Each of these Funds may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Manager (or, if applicable, the Fund’s sub-investment adviser) will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

     The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

     With respect to Quality Bond Portfolio, the average distribution of the Fund’s investments in corporate bonds (excluding convertible preferred stocks and convertible bonds) by ratings for the fiscal year ended December 31, 2009, calculated monthly on a dollar weighted basis, was as follows:

Quality Bond Portfolio

Moody’s	or	S&P or Fitch	Percentage
Aaa		AAA	70.1%
Aa		AA	4.7%
A		A	17.4%
Baa		BBB	21.1%
Ba		BB	5.4%
B		B	1.1%
			119.8%

     The actual distribution of a Fund’s corporate bond investments by ratings on any given date will vary, and the distribution of the Fund’s investments by ratings as set forth above should not be considered as representative of the Fund’s future portfolio composition.

     Money Market Portfolio Only. The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by the Money Market Portfolio will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

     Foreign Securities. (All Funds) Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income the Fund investing in such securities has available for distribution. Because a portion of a Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which the Fund investing in such securities receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. Funds investing in foreign securities or currencies may be required to pay certain taxes to foreign governments or U.S. possessions. See “Dividends, Distributions and Taxes”.

     Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidences of ownership of foreign securities usually are held outside the United States, by investing in such securities a Fund will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund’s net asset value on days when shareholders have no access to the Fund.

     The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, the Manager (or, if applicable, the Fund’s sub-investment adviser) and its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's net asset value will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

     Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks, discussed in the relevant Fund’s Prospectus and this Statement of Additional Information, that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

     Quality Bond Portfolio may invest up to 10% of its net assets in bonds issued by foreign issuers that are denominated in foreign currencies, and up to 20% of its net assets in bonds issued by foreign issuers whether denominated in U.S. dollars or in foreign currency. Issuers organized in the United States will always be treated as domestic issuers.

     Appreciation Portfolio may invest up to 10% of the value of its assets in securities of foreign governments and foreign companies that are not publicly traded in the United States.

     International Value Portfolio ordinarily invests in at least ten foreign countries, and limits its investments in any single company to no more than 5% of its assets at the time of purchase. The Fund’s sector exposure generally will not exceed 10 percentage points above the sector’s weighting in the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     Opportunistic Small Cap Portfolio may invest up to 25% of its assets in common stocks of foreign companies, but it currently intends to invest no more than 20% of its assets in foreign securities.

     The percentage of a Fund’s assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.

     Bank Securities. (Money Market Portfolio) To the extent the Money Market Portfolio’s investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank’s lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Money Market Portfolio’s shares could be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Money Market Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     Mortgage-Related Securities. (Growth and Income and Quality Bond Portfolios) Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund’s mortgage-related securities to decrease broadly, the Fund’s effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

     Municipal Lease/Purchase Obligations. (Growth and Income and Quality Bond Portfolios) Certain municipal lease/purchase obligations in which the Fund may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

     Portfolio Turnover. (All Funds) No Fund will consider portfolio turnover to be a limiting factor in making investment decisions. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions and transaction costs. The Money Market Portfolio may have a high portfolio turnover, but that should not adversely affect the Fund since it (as is the case for the Quality Bond Portfolio) usually does not pay brokerage commissions when it purchases short-term debt obligations.

     State Insurance Regulation. (All Funds) The Company is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of future contracts and short sales of securities, among other techniques. If applied to a Fund, the Fund may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Company’s intention that each Fund operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Fund is offered.

Investment Restrictions

     Under normal circumstances, each of the International Equity and International Value Portfolios invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks (or other instruments with similar economic characteristics). Under normal circumstances, the Quality Bond Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics). Under normal circumstances, the Opportunistic Small Cap Portfolio invests at least 80% of its net assets, plus borrowing for investment purposes, in the stocks (or other instruments with similar economic characteristics) of small-cap companies. Each of these Funds has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its policy to so invest 80% of its assets.

     Each Fund’s investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. In addition, the Funds have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

     Appreciation, Money Market, Opportunistic Small Cap and Quality Bond Portfolios. Each of these Funds (except as noted below) has adopted investment restrictions numbered 1 through 14 as fundamental policies. Investment restrictions numbered 15 and 16 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company’s Board members at any time. With respect to the Appreciation Portfolio, investment restrictions numbered 2, 3, 10, 11, 12 and 14 are not fundamental policies and may be changed, as to that Fund, by a vote of a majority of the Company’s Board members at any time. Except where otherwise expressly stated, none of these Funds may:

     1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, with respect to the Appreciation and Quality Bond Portfolios, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     2. Sell securities short or purchase securities on margin, except that the Opportunistic Small Cap Portfolio may engage in short sales and each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities, and the Quality Bond Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts.

     3. Purchase or write puts and calls or combinations thereof, except as described in the Prospectus and Statement of Additional Information.

4. Act as an underwriter of securities of other issuers.

     5. Purchase or sell real estate or real estate investment trust securities, but each Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

     6. Invest in commodities, except that the Appreciation and Quality Bond Portfolios may invest in futures contracts, including those related to indices, and options on futures contracts or indices, and commodities underlying or related to any such futures contracts as well as invest in forward contracts and currency options.

     7. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund’s total assets) or as otherwise permitted by the SEC. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company’s Board.

     8. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Money Market Portfolio will not invest more than 5% of its assets in the obligations of any one bank.

     9. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the voting securities of such issuer. This restriction applies only with respect to 75% of such Fund’s total assets.

     10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns as a shareholder in accordance with its views.

     11. Purchase or retain the securities of any issuer if the officers or Board members of the Company or the officers or Directors of the Manager (and, with respect to the Appreciation Portfolio, the officers or Directors of Sarofim) individually own beneficially more than 1/2% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     12. Purchase securities of any company having less than three years’ continuous operations (including operations of any predecessors) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

     13. Invest, except in the case of the Money Market Portfolio, more than 25% of its total assets in the securities of issuers in any single industry; provided that for temporary defensive purposes, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Money Market Portfolio may not invest less than 25% of its assets in obligations issued by banks under normal market conditions.

     14. Purchase warrants, except each of the Appreciation and Opportunistic Smalll Cap Portfolios may purchase warrants not to exceed 2% of its respective net assets. For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall not be included within this 2% restriction.

     15. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The entry into collateral arrangements with respect to options, currency options, futures contracts, including those related to indices, and options on futures contracts or indices and arrangements with respect to initial or variation margin for futures contracts or options will not be deemed to be pledges of assets.

     16. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% (10% with respect to the Money Market Portfolio) of the value of the Fund’s net assets would be so invested.

* * *

     Growth and Income, International Equity, International Value Portfolios. Each of these Funds has adopted investment restrictions numbered 1 through 8 as fundamental policies, and the International Value Portfolio has adopted investment restrictions numbered 16 and 17 as additional fundamental policies. Investment restrictions numbered 9 through 15 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company’s Board members at any time. None of these Funds may:

     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Invest in commodities, except that a Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, a Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company’s Board.

     6. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4, 11 and 12 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but a Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     9. Purchase securities of any company having less than three years’ continuous operations (including operations of any predecessor) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

     10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns as a shareholder in accordance with its views.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and Statement of Additional Information.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

     14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     15. Purchase warrants in excess of 5% of its net assets. For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by a Fund in units or attached to securities shall not be included within this restriction.

     The following investment restrictions numbered 16 and 17 apply only to the International Value Portfolio. The Fund may not:

     16. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     17. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund’s total assets.

* * *

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not constitute a violation of such restriction. However, if borrowings exceed 33-1/3% of the value of a Fund’s total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

     In addition, each Fund has adopted the following policies as non-fundamental policies. Each Fund intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, and (ii) to comply in all material respects with insurance laws and regulations that the Company has been advised are applicable to investments of separate accounts of Participating Insurance Companies. In addition, each Fund, except the Growth and Income and International Equity Portfolios, has agreed not to invest more than 10% of its total assets in the obligations of any one issuer (excluding U.S. Government securities) and to purchase no more than 10% of an issuer’s outstanding securities. As non-fundamental policies, these policies may be changed by vote of a majority of the Board members at any time.

MANAGEMENT OF THE COMPANY

Board of the Company

     Board's Oversight Role in Management. The Board's role in management of the Company is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Company, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Company's and the Manager's Chief Compliance Officer and portfolio management personnel. The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Company's independent registered public accounting firm and the Company's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Manager and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Company's Board members not be "interested persons" (as defined in the 1940 Act) of the Company and as such are not affiliated with the Manager ("Independent Board members"). To rely on certain exemptive rules under the 1940 Act, a majority of the Company's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members. Currently, all of the Company's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

     Information About Each Board Member's Experience, Qualifications, Attributes or Skills. Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age)
Position with Company	Principal Occupation	Other Public Company Board
(Since)	During Past 5 Years	Memberships During Past 5 Years

Joseph S. DiMartino (66)	Corporate Director and	CBIZ (formerly, Century Business
Chairman of the Board	Trustee	Services, Inc.), a provider of
(1995)		outsourcing functions for small and
medium size companies, Director
(1997 - present)

The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and
paperboard converting plants, Director
(2000 - present)

Sunair Services Corporation, a provider
of certain outdoor-related services to
homes and businesses, Director (2005
- 2009)

Name (Age)
Position with Company	Principal Occupation	Other Public Company Board
(Since)	During Past 5 Years	Memberships During Past 5 Years

Peggy C. Davis (67)	Shad Professor of Law,	N/A
Board Member	New York University
(2006)	School of Law

Writer and teacher in the
fields of evidence,
constitutional theory,
family law, social
sciences and the law,
legal process and
professional
methodology and
training

David P. Feldman (70)	Corporate Director and	BBH Mutual Funds Group (4 registered
Board Member	Trustee	mutual funds), Director (1992 -
(1994)		present)

QMed, Inc., a healthcare company,
Director (1999 - 2007)

James F. Henry (79)	Director, advisor and	N/A
Board Member	mediator involved in
(1990)	several non-profit
organizations,
primarily engaged in
domestic and
international dispute
resolution, and historic
preservation

Ehud Houminer (69)	Executive-in-Residence	Avnet, Inc., an electronics distributor,
Board Member	at the Columbia	Director
(2006)	Business School,	(1993 - present)
Columbia University

Dr. Martin Peretz (70)	Editor-in-Chief of The	N/A
Board Member	New Republic
(1990)	Magazine (1974 -
present)

Director of
TheStreet.com, a
financial information
service on the web (1996 - present)

     Each Board member has been a Board member of other Dreyfus mutual funds for over ten years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness. However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

  Joseph S. DiMartino - Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation (“BNY Mellon”) in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director. He ceased being an employee or Director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. Mr. DiMartino has been a Director of The Muscular Dystrophy Association since 1986.

  Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis has also served as Chair of the Board of the Russell Sage Foundation.

  David P. Feldman – Mr. Feldman is the former Chairman and Chief Executive Officer of AT&T Investment Management Corp., from which he retired in 1997, where he was responsible for $70 billion in pension assets. Mr. Feldman has served as Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets.
  Mr. Feldman currently serves as a member of the Pension Managers Advisory Committee of the New York Stock Exchange Inc.

  James F. Henry – Mr. Henry is the former President of The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He also serves as an Advisor to the Elaw Forum, which provides consulting services with respect to managing corporate legal costs, and as an Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice).

  Ehud Houminer - Mr. Houminer currently serves on Columbia Business School's Board of Overseers. Prior to his association with Columbia Business School beginning in 1991, Mr.
  Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.). Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

  Dr. Martin Peretz – Dr. Peretz has been the editor-in-chief of The New Republic since 1974. Dr. Peretz is also the co-founder and a director of TheStreet.com. Previously, Dr.
  Peretz was a member of the faculty of Harvard University from 1966 through 2002. He currently serves on the boards of a number of significant non-profit organizations.

     Additional Information About the Board and its Committees. Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Company, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Company’s accounting and financial reporting processes and the audits of the Funds’ financial statements and (ii) to assist in the Board members’ oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Company’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Company and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has with respect to each Fund, except the Money Market Portfolio, a standing pricing committee comprised of any one Board member and, with respect to the Money Market Portfolio, a standing evaluation committee. The function of the pricing committee is to assist in valuing the investments of each Fund, except the Money Market Portfolio, and the function of the evaluation committee is to assist in valuing the investments of the Money Market Portfolio. The audit committee met four times during the fiscal year ended December 31, 2009. The pricing compensation, nomination and evaluation committees had no meetings during the last fiscal year.

     The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

Growth and
	Appreciation	Income
Name of Board Member	Portfolio	Portfolio
Joseph S. DiMartino	None	None
Peggy C. Davis	None	None
David P. Feldman	None	None
James F. Henry	None	None
Ehud Houminer	None	None
Dr. Martin Peretz	None	None

	International	International
Name of Board Member	Equity Portfolio	Value Portfolio
Joseph S. DiMartino	None	None
Peggy C. Davis	None	None
David P. Feldman	None	None
James F. Henry	None	None
Ehud Houminer	None	None
Dr. Martin Peretz	None	None

	Money	Opportunistic
	Market	Small Cap
Name of Board Member	Portfolio	Portfolio
Joseph S. DiMartino	None	None
Peggy C. Davis	None	None
David P. Feldman	None	None
James F. Henry	None	None
Ehud Houminer	None	None
Dr. Martin Peretz	None	None

Aggregate Holding of
Funds in the Dreyfus
	Quality	Family of Funds for
	Bond	Which Responsible as a
Name of Board Member	Portfolio	Board Member
Joseph S. DiMartino	None	Over $100,000
Peggy C. Davis	None	Over $100,000
David P. Feldman	None	Over $100,000
James F. Henry	None	Over $100,000
Ehud Houminer	None	Over $100,000
Dr. Martin Peretz	None	$10,001 - $50,000

     As of December 31, 2009, none of the Board members or their immediate family members owned securities of the Manager, Sarofim, Newton, or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, Sarofim, Newton, or the Distributor.

     The Company and 10 other funds (comprised of 32 portfolios) in the Dreyfus Family of Funds pay each Board member their respective allocated portion of an annual retainer of $85,000, and a fee of $10,000 for each regularly scheduled Board meeting attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional 25% of such compensation and the audit committee chairman receives an additional $15,000 per annum. The Company also reimburses each Board member for travel and out of pocket expenses in connection with attending Board or committee meetings. Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The aggregate amount of fees and expenses paid to each current Board member by the Company for the fiscal year ended December 31, 2009, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2009, were as follows:

		Total Compensation From the
	Aggregate Compensation	Company and Fund Complex
Name of Board Member	From the Company*	Paid to Board Member (**)
Joseph S. DiMartino	$14,279	$873,427 (192)
Peggy C. Davis	$11,375	$242,090 (58)
David P. Feldman	$12,672	$201,593 (53)
John M. Fraser, Jr.+	$ 4,935	$ 32,500 (36)
James F. Henry	$11,423	$136,000 (36)
Ehud Houminer	$11,423	$221,500 (67)
Rosalind Gersten Jacobs++	$13,401	$ 92,295 (12)
Paul A. Marks+++	$ 5,591	$ 63,500 (36)
Gloria Messinger++++	$10,303	$128,073 (36)
Dr. Martin Peretz	$11,423	$137,000 (36)

*	Amount does not include the cost of office space, secretarial services and health benefits for the
Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $11,390.
**	Represents the number of separate portfolios comprising the investment companies in the Fund
Complex, including the Funds, for which the Board member serves.
+	Emeritus Board member since May 24, 2000.
++	Emeritus Board member since December 31, 2005.
+++	Emeritus Board member since December 31, 2006.
++++	Emeritus Board member since November 28, 2009.

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007. Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010. Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

RICHARD CASSARO, Assistant Treasurer since January 2008. Senior Accounting Manager –Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager –Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007. Senior Accounting Manager –Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager –Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

     The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

     The Company’s Board members and officers, as a group, owned less than 1% of each Fund’s shares outstanding on April 1, 2010.

     Set forth in “Appendix B” to this Statement of Additional Information are the shareholders known by the Company to own of record 5% or more of a Fund’s shares outstanding on April 1, 2010. A shareholder that beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed to be a “control person” (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENTS

     Investment Adviser. The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services of institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

     Management Agreement. The Manager provides advisory services to the Funds pursuant to an Investment Advisory Agreement (the “Management Agreement”) between the Company and the Manager. As to each Fund, the Management Agreement is subject to annual approval by (i) the Company’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Management Agreement is terminable without penalty, upon 60 days’ notice, by the Company’s Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, or, upon not less than 90 days’ notice, by the Manager. The Management Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak , Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President--Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President--Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; Mitchell E. Harris, Jeffrey D. Landau, Ronald P. O’Hanley III, Cyrus Taraporevala and Scott E. Wennerholm, directors.

     The Manager maintains office facilities on behalf of the Company, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more Funds or servicing and/or maintaining shareholder accounts. The Manager also may make such advertising or promotional expenditures, using its own resources, as it from time to time deems appropriate. Sarofim, using its own assets, including past profits or any other source available to it, reimburses the Manager for a portion of any advertising and promotional expenditures made from the Manager’s own resources with respect to the Appreciation Portfolio. Such expenditures are independent of any fees received by Sarofim in connection with the Sarofim Sub-Advisory Agreement described below.

     Sub-Investment Advisers. With respect to the Appreciation Portfolio, the Company has entered into a Sub-Investment Advisory Agreement (the “Sarofim Sub-Advisory Agreement”) with Fayez Sarofim & Co. As to such Fund, the Sarofim Sub-Advisory Agreement is subject to annual approval by (i) the Company’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company or Sarofim, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sarofim Sub-Advisory Agreement is terminable without penalty, upon 60 days’ notice, by the Company’s Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, or, upon not less than 90 days’ notice, by Sarofim. The

Sarofim Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Sarofim & Co.: Fayez S. Sarofim, Chairman of the Board and President; Raye G. White, Executive Vice President, and Secretary, Treasurer and director; Charles E. Sheedy and Ralph B. Thomas, Senior Vice Presidents; Robert M. Hopson II, Vice President and Assistant Secretary; Satish K. Gupta, Christopher B. Sarofim, Catherine P. Crain, Reynaldo Reza, Elizabeth S. Robison, W. Gentry Lee Jr., Jeff M. Jacobs, John M. Ratcliff, and Daniel S. Crumrine, Vice Presidents.

     With respect to the International Equity Portfolio, the Manager has entered into a Sub-Investment Advisory Agreement (the “Newton Sub-Advisory Agreement”) with Newton Capital Management Limited. As to such Fund, the Newton Sub-Advisory Agreement is subject to annual approval by (i) the Company’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company or Newton, by vote cast in person at a meeting called for the purpose of voting on such approval. The Newton Sub-Advisory Agreement is terminable without penalty, upon 60 days’ notice, by the Manager, by the Company’s Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, or, upon not less than 90 days’ notice, by Newton. The Newton Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Newton: Guy Christie, Andrew Downs, Jeff Munroe, Helena Morrissey and Kate Turner.

     Portfolio Management. The Manager manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Company’s Board. With respect to the Appreciation Portfolio and International Equity Portfolio, Sarofim and Newton, respectively, provide day-to-day management of such Fund’s investments, subject to the supervision of the Manager and the Company’s Board. The Manager or the respective Sub-Adviser, as the case may be, is responsible for investment decisions on behalf of the respective Fund, and provides the Company with portfolio managers who are authorized by the Company’s Board to execute purchases and sales of securities. The Manager or the respective Sub-adviser or their affiliates, and not the Fund, compensates portfolio managers. The portfolio managers are as follows:

Fund	Portfolio Manager
Appreciation	Fayez S. Sarofim
Charles E. Sheedy
Christopher B. Sarofim
Catherine P. Crain

Growth and Income	John Bailer
Elizabeth Slover
Brian Ferguson
David Sealy
Barry Mills

Fund	Portfolio Manager

International Equity	Jonathan Bell
Paul Markham

International Value	D. Kirk Henry
Carolyn Kedersha
Clifford Smith
Money Market	Bernard W. Kiernan, Jr.
Patricia A. Larkin
James O’Connor
Thomas Riordan

Opportunistic Small Cap	David A. Daglio
James Boyd
Mark P. Dishop
Dale Dutile

Quality Bond	David Bowser
Peter Vaream

     The portfolio managers of Growth and Income, International Value and Opportunistic Small Cap Portfolios are dual employees of Dreyfus and The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus, and manage the Funds in their capacity as Dreyfus employees. The portfolio managers for Quality Bond Portfolio are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC (“SMAM”), an affiliate of Dreyfus, and manage the Fund in their capacity as Dreyfus employees. Dreyfus, Newton and Sarofim, and their respective affiliates, maintain research departments with professional portfolio managers and securities analysts who provide research services for the Company and for other funds advised by the Manager, Newton or Sarofim. All purchases and sales of each Fund are reported for the Board’s review at the meeting subsequent to such transactions.

     The Company, the Manager, Sarofim, Newton, and the Distributor have each adopted a Code of Ethics that permits its personnel, subject to the respective code, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics of each of the Manager, Sarofim and Newton restricts the personal securities transactions of its employees, and requires the portfolio managers and other investment personnel to comply with the Code’s pre-clearance and disclosure procedures. The primary purpose of each Code is to ensure that personal trading by employees of the Manager, Sarofim, or Newton, respectively, does not disadvantage any fund managed by the Manager, Sarofim, or Newton, as the case may be.

Portfolio Manager and Analyst Compensation: (Growth and Income, International Value and Opportunistic Small Cap Portfolios). With the exception of the most senior portfolio managers of TBCAM (described separately below), the portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Actual individual awards are determined based on TBCAM’s financial performance, individual investment performance, individual contribution and other qualitative factors.

     Select senior portfolio managers: Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate our top investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on level of current business (assets under management, revenue) and an assessment of long term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year, and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.), and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

     Research analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

     Long Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in TBCAM’s Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or BNY Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of The Bank of New York Mellon 3-year CD rate).

     Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for TBCAM’s Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM’s profitability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Portfolio Manager Compensation (International Equity Portfolio). The portfolio managers’ compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan. The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance over both short term (generally 1-year) and long term (generally 2- and 3-year) periods.

     The annual cash bonus is discretionary. Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance. Awards are also reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors.

     The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan. This plan provides for an annual cash award that vests after four years. The value of the award may change during the vesting period based upon changes in Newton’s operating income.

     Portfolio managers are also eligible to join the BNY Mellon Defined Contribution Pension Plan, pursuant to which employer contributions are invested in a pooled vehicle for retirement. The value of the fund is not guaranteed and fluctuates based on market factors.

Portfolio Manager Compensation (Quality Bond Portfolio). The portfolio managers’ cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). The portfolio managers are dual employees of Dreyfus and SMAM, and are compensated by SMAM and not by Dreyfus or the Fund. Funding for the SMAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on SMAM’s performance over both short term (generally 1-year) and long term (generally 2- and 3-year) periods. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to SMAM.

     All portfolio managers are also eligible to participate in the SMAM Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of SMAM (capped at 20% per year). Management has discretion with respect to actual participation.

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s elective deferred compensation plan.

Portfolio Manager Compensation (Appreciation Portfolio). The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim over various time frames, including 1, 2 and 3 year periods, and (ii) the possible issuance of stock options and incentive stock options. The portfolio managers are compensated by Sarofim, and not by Dreyfus or the Fund. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers’ compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim’s Board of Directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio manager’s compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by each primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

	Registered
Primary	Investmen
Portfolio	t Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Fayez S. Sarofim	5	$3.4b	19	$2.0b	469	$12.2b
(AP)
John Bailer	8	$1.67b	3	$138m	53[1]	$2.42b
(GIP)
Elizabeth Slover	5	$945m	0	0	1	$8.7m
(GIP)
Jonathan Bell	1	$59.1m	2	$608m	12	$1.3b
(IEP)
Kirk Henry	9	$3.78b	10	$3.8b	39[2]	$6.25b
(IVP)
David A. Daglio	6	$2.23b3	2	$303m	22[4]	$2.16b
(OSCP)
David Bowser	4	$495m	3	$996m	55	$4.7b
(QBP)
Peter Vaream	7	$2.3b	1	$9.9m	35	$1.5b
(QBP)

1.	The advisory fees for two of these accounts, which have total assets of $360 million, are based on the performance of the account.
2.	The advisory fee for one of these accounts, which has total assets of $174.6 million, is based on the performance of the account.
3.	Assets are as of March 31, 2010 since the portfolio manager took over managing this fund on February 8, 2010.
4.	The advisory fees for one of these accounts, which has total assets of $327 million, is based on the performance of the account.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year:

Dollar Range of Fund Shares
Portfolio Manager	Fund Name	Beneficially Owned
Fayez S. Sarofim	Appreciation	None
John Bailer	Growth and Income	None
Elizabeth Slover	Growth and Income	None
Jon Bell	International Equity	None
D. Kirk Henry	International Value	None
David A. Daglio	Opportunistic Small Cap	None
David Bowser	Quality Bond	None
Peter Vaream	Quality Bond	None

     Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage Other Accounts.

     Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the Dreyfus’ Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

     Money Market Portfolio Only. In managing the Fund, Dreyfus will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of Dreyfus that provides investment and credit risk management services and approves all money market fund eligible securities for the Fund and for other investment companies and accounts managed by Dreyfus or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon’s central Risk Management Department (the “Risk Department”) as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the Fund, the Fund is not required to sell that security.

     BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of each Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by each Fund and each Fund's service providers, which may cause conflicts that could disadvantage each Fund.

     BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by each Fund. BNY Mellon has no obligation to provide to Dreyfus or each Fund, or effect transactions on behalf of each Fund in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of each Fund and may not share that information with relevant personnel of Dreyfus. Accordingly, Dreyfus has informed management of each Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

     Dreyfus will make investment decisions for each Fund as it believes is in the best interests of each Fund. Investment decisions made for each Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates. Actions taken with respect to such other investment companies or accounts may adversely impact each Fund, and actions taken by each Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised buy BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of each Fund. While the allocation of investment opportunities among each Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of each Fund and the other investment companies and accounts and not solely based on such other interests.

     Expenses. All expenses incurred in the operation of the Company, with respect to the Funds, are borne by the Company, except to the extent specifically assumed by the Manager (or, if applicable, the Fund’s sub-investment adviser). The expenses borne by the Company, with respect to the Funds, include: taxes, interest, loan commitment fees, dividends and interest on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any sub-investment adviser or any affiliates thereof, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company’s existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders’ reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Each Fund’s Service shares are subject to an annual distribution fee. See “Distribution Plan (Service Shares Only).” Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Company’s Board, including, but not limited to, proportionately in relation to the net assets of each Fund. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

     As compensation for its services, the Company has agreed to pay the Manager a monthly fee at the annual rate set forth below as a percentage of the relevant Fund’s average daily net assets. The effective annual rate of the monthly investment advisory fee the Company paid the Manager pursuant to any undertaking in effect for the fiscal year ended December 31, 2009 as a percentage of the relevant Fund’s average daily net assets also is set forth below:

		Effective Annual
	Annual Rate of	Rate of
	Investment	Investment
	Advisory	Advisory
Name of Fund	Fee Payable	Fee Paid in 2009

Appreciation Portfolio	.5325%*	.52%
Growth and Income Portfolio	.75%	.71%
International Equity Portfolio	.75%	.75%
International Value Portfolio	1.00%	1.00%
Money Market Portfolio	.50%	.50%
Opportunistic Small Cap Portfolio	.75%	.61%
Quality Bond Portfolio	.65%	.65%

*Prior to August 3, 2009, as compensation for the Manager’s services with respect to the
Appreciation Portfolio, the Company paid the Manager a monthly investment advisory fee at the annual rate of .55% of the Appreciation Portfolio’s average daily net assets up to $150 million,
.50% of the next $150 million of such assets and .375% of the Appreciation Portfolio’s average daily net assets in excess of $300 million.

     The fees paid by the Company to the Manager with respect to each Fund for the fiscal years ended December 31, 2007, 2008 and 2009 were as follows:

Fees Paid For Year Ended
December 31, 2007

Name of Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid
Appreciation	$3,265,105	$-0-	$3,265,105
Growth and Income	$1,363,348	$-0-	$1,363,348
International Equity	$598,201	$-0-	$598,201
International Value	$2,016,651	$-0-	$2,016,651
Money Market	$1,405,431	$-0-	$1,405,431
Opportunistic Small Cap	$4,301,798	$-0-	$4,301,798
Quality Bond	$1,195,532	$85,801	$1,109,731

Fees Paid For Year Ended
December 31, 2008

Name of Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid
Appreciation	$2,370,590	$ -0-	$2,370,590
Growth and Income	$959,249	$ -0-	$954,249
International Equity	$551,694	$ -0-	$551,694
International Value	$1,352,265	$ -0-	$1,352,265
Money Market	$1,492,523	$ -0-	$1,492,523
Opportunistic Small Cap	$2,069,321	$220,547	$1,848,774
Quality Bond	$1,047,315	$ -0-	$1,047,315

Fees Paid For Year Ended

December 31, 2009

Name of Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid
Appreciation	$1,767,413	$-0-	$1,767,413
Growth and Income	$623,254	$33,402	$589,852
International Equity	$385,681	$-0-	$385,681
International Value	$938,107	$-0-	$938,107
Money Market	$1,763,740	$-0-	$1,763,740
Opportunistic Small Cap	$1,143,849	$218,131	$925,718
Quality Bond	$860,322	$-0-	$860,322

     As compensation for Sarofim’s services, the Company paid Sarofim a monthly sub-advisory fee at the annual rate set forth below as a percentage of the Appreciation Portfolio’s average daily net assets. The effective annual rate of the monthly sub-investment advisory fee the Fund paid Sarofim for the fiscal year ended December 31, 2009 as a percentage of the Appreciation Portfolio’s average daily net assets also is set forth below:

Effective Annual
	Annual Rate of	Rate
	Sub-Investment	of Sub-Investment
	Advisory Fee	Advisory
	Payable by	Fee Paid by
	Appreciation	Appreciation
	Portfolio	Portfolio in 2009

Appreciation Portfolio	.2175%*	.23%

*Prior to August 3, 2009, as compensation for Sarofim’s services, the Company paid Sarofim a monthly sub-advisory fee at the annual rate of .20% of the Appreciation Portfolio’s average daily net assets up to $150 million, .25% of the next $150 million of such assets and .375% of the Appreciation Portfolio’s average daily net assets in excess of $300 million.

     The fees paid by the Appreciation Portfolio to Sarofim with respect to the Appreciation Portfolio for the fiscal years ended December 31, 2007, 2008 and 2009 amounted to $2,365,105, $1,470,590 and $780,068, respectively.

     As compensation for Newton’s services, the Manager has agreed to pay Newton a monthly sub-advisory fee at the annual rate set forth below as a percentage of the International Equity Portfolio’s average daily net assets. The effective annual rate of the monthly sub-investment advisory fee the Manager paid Newton for the fiscal year ended December 31, 2009, as a percentage of the International’s Equity Portfolio’s average daily net assets also is set forth below:

		Effective Annual Rate
	Annual Rate of	of Sub-Investment
	Sub-Investment	Advisory
	Advisory Fee Payable	Fee Paid By the
International Equity Portfolio	By the Manager	Manager in 2009

0 to $100 million of average daily net assets	.35%	.35%
$100 million to $1 billion of average daily net assets	.30%
$1 billion to $1.5 billion of average daily net assets	.26%
$1.5 billion or more of average daily net assets	.20%

     The fees paid by the Manager to Newton with respect to the International Equity Portfolio for the fiscal years ended December 31, 2007, 2008 and 2009 amounted to $287,136, $264,813 and $185,127, respectively.

     The Manager (and, with respect to the Appreciation Portfolio, Sarofim) has agreed that if, in any fiscal year, the aggregate expenses of the Company, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the advisory fees, exceed the expense limitation of any state having jurisdiction over the Company, the Company may deduct from the payment to be made to the Manager (and, with respect to the Appreciation Portfolio, Sarofim) or the Manager (and, with respect to the Appreciation Portfolio, Sarofim) will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager (other than for the Appreciation Portfolio) is not subject to reduction as the value of a Fund’s assets increases.

     Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Company’s distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust. Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation".

     The Manager or the Distributor may provide cash payments out of its own resources to Participating Insurance Companies and other financial intermediaries that sell shares of the Funds or provide other services. Such payments are separate from any 12b-1 fees or other expenses paid by the Funds to the intermediaries. Because those payments are not made by you or the Fund, the Fund’s expense ratio will not be affected by any such payments. These additional payments may be made to Participating Insurance Companies and other financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Participating Insurance Companies. Cash compensation also may be paid from the Manager’s or the Distributor’s own resources to Participating Insurance Companies for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Participating Insurance Companies in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for the Participating Insurance Company to recommend or sell shares of the Fund to you. Please contact your Participating Insurance Company for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the transfer and dividend agent for each Fund. Under a transfer agency agreement with the Company, the Transfer Agent arranges for maintenance of shareholder account records for the Company, the handling of certain communications between shareholders and the Company and the payment of dividends and distributions payable by the Company. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Company during the month, and is reimbursed for certain out-of-pocket expenses. Each Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

     The Bank of New York Mellon (the “Custodian”), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as the Company’s custodian. The Custodian has no part in determining the investment policies of the Company or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Company, the Custodian holds each Fund’s securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Funds’ assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

     Fund Shares – General. Each Fund (except the Money Market Portfolio) offers two classes of shares--Initial shares and Service shares. The classes are identical, except as to the expenses borne by each class, which may affect performance. See “Distribution Plan (Service Shares Only).” Company shares currently are offered only to separate accounts of Participating Insurance Companies. Individuals may not place purchase orders directly with the Company.

     The Company reserves the right to reject any purchase order. No Fund will establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.

     As discussed under “Management Arrangements – Distributor,” Participating Insurance Companies and other financial intermediaries may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Participating Insurance Company to recommend or sell shares of a Fund instead or other mutual funds where such payments are not received. Please contact your Participating Insurance

Company for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to Policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific classes of the Funds and in specific Funds of the Company. The Company does not issue share certificates.

     Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Fund determined on such business day if the orders are received by the Company in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Company on the next business day in accordance with applicable requirements. It is each Participating Insurance Company’s responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. Policy holders should refer to the prospectus for their contracts or Policies in this regard.

     Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on days that the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures may be valued 15 minutes after the close of trading on floor of the New York Stock Exchange. Net asset value per share of each class of shares is computed by dividing the value of a Fund’s net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of such Fund’s shares outstanding. For information regarding the methods employed in valuing each Fund’s investments, see “Determination of Net Asset Value.”

     Converting Shares. Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of the shares of the Fund. The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose Fund shares are converted from one Class to another Class of the Fund will not realize taxable gain or loss as a result of the conversion.

DISTRIBUTION PLAN
(SERVICE SHARES ONLY)

     Rule 12b-1 (the “Rule”) adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company’s Board has adopted such a Plan (the “Plan”), with respect to Service shares of each Fund (except the Money Market Portfolio), pursuant to which the Fund pays the Distributor at an annual rate of 0.25% of the value of the average daily net assets of the Fund’s Service shares for distributing Service shares, for advertising and marketing related to Service shares and for servicing and/or maintaining accounts of Service class shareholders. Under the Plan, the Distributor may make payments to Participating Insurance Companies and the principal underwriters for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. The Company’s Board believes that there is a reasonable likelihood that the Company’s Plan will benefit each Fund for which the Plan was adopted and the holders of the Fund’s Service shares.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that it may not be amended to increase materially the costs which holders of Service shares may bear pursuant to the Plan without the approval of the holders of such shares and that other material amendments of the Plan must be approved by the Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person or at a meeting called for the purpose of considering such amendment. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. As to each Fund, the Plan may be terminated at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of such Fund’s Service shares.

     Set forth below are the total amounts paid pursuant to the Plan by each indicated Fund, with respect to its Service shares, to the Distributor for the fiscal year ended December 31, 2009:

Payments
Name of Fund	To Distributor

Appreciation	$190,011
Growth and Income	$23,168
International Equity	$29,741
International Value	$105,576
Opportunistic Small Cap	$26,174
Quality Bond	$78,539

HOW TO REDEEM SHARES

     General. Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Company. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Fund determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company’s responsibility to properly transmit redemption requests in accordance with applicable requirements. Policy holders should consult their Participating Insurance Company prospectus in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Fund’s then-current net asset value. No charges are imposed by the Fund when shares are redeemed.

     The Company ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.

     Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.

     Redemption Commitment. The Company has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from a Fund in excess of such amount, the Company’s Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

EXCHANGE PRIVILEGE

     Investors can exchange shares of a class for shares of the same class of any other fund/portfolio managed by the Manager that is offered only to separate accounts established by Participating Insurance Companies to fund Policies, or for shares of the Money Market Portfolio, subject to the terms and conditions set forth in the applicable Participating Insurance Company’s prospectus. Policy holders should refer to the applicable Participating Insurance Company’s prospectus for more information on exchanging Fund shares. The Company reserves the right to modify or discontinue its exchange program at any time upon 60 days’ notice to the Participating Insurance Companies.

DETERMINATION OF NET ASSET VALUE

     Money Market Portfolio. The valuation of the Money Market Portfolio’s securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Company’s Board has established, as a particular responsibility within the overall duty of care owed to the Money Market Portfolio’s shareholders, procedures reasonably designed to stabilize the Fund’s price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Company’s Board, at such intervals as it deems appropriate, to determine whether the Fund’s net asset value per share calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Company’s Board.

     The extent of any deviation between the Money Market Portfolio’s net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Company’s Board. If such deviation exceeds 1/2%, the Board members promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     Quality Bond Portfolio. Substantially all of the Fund’s investments are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service’s procedures are reviewed by the Company’s officers under the general supervision of the Board. Certain short-term investments are not valued by the Service and may be carried at amortized cost, which approximates value. Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. In the absence of reported sales of investments traded primarily on an exchange, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Investments traded in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Expenses and fees of a Fund, including the advisory fee and any fees pursuant to the Distribution Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the portfolio’s shares. Fair value of investments may be determined by the Company’s Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers. Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund investors have no access to the Fund.

     Appreciation, Growth and Income, International Equity, International Value and Opportunistic Small Cap Portfolios. Each of these Funds’ investments are valued on the basis of market quotations or official closing prices. Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. For this purpose, the official closing price on a securities exchange or national securities market shall be the last sale price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of many of the Fund’s foreign investment securities. Certain short-term investments may be carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Company’s Board. Expenses and fees of a Fund, including the advisory fees and any fees pursuant to the Distribution Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund’s shares.

     Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available, are not valued by the Service, or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculates its NAV), or fixed income securities that are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments may be determined by the Company’s Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on a fair value procedures may differ from the security’s most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by a Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund investors have no access to the Fund. Restricted securities which are, or are convertible into, other securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which such restricted securities were purchased. This discount will be revised by the Board, if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Company’s Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that each Fund has qualified for treatment as a “regulated investment company” under the Code for the fiscal year ended December 31, 2009. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, each Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

     Each Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements place certain limitations on the proportion of each Fund’s assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

     Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, each Fund intends to qualify for this exemption or to make its distributions in accordance with the calendar year.

     In order to maintain its qualifications as a regulated investment company, a Fund’s ability to invest in certain types of financial instruments (for example, securities issued or acquired at a discount) may be restricted and a Fund may be required to maintain or dispose of its investments in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

     Investment by a Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     If a Fund fails to qualify as a regulated investment company, the Fund will be subject to Federal, and possibly state, corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary dividend income to the extent of such Fund’s available earnings and profits, and Policy holders could lose the benefit of tax deferral on distributions made to the separate accounts of Participating Insurance Companies. Similarly, if a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, Policy holders could be subject to current tax on distributions made to the separate accounts of Participating Insurance Companies.

     Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies is reduced by these foreign taxes. Policy holders investing in such Funds bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     Certain Funds may invest in an entity that is classified as a “passive foreign investment company” (“PFIC”). For Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Funds. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds’ activities or to discuss state and local tax matters affecting the Funds. Policy holders are urged to consult their own tax advisers for more detailed information concerning tax implications of investments in the Funds. For more information concerning the Federal income tax consequences, Policyholders should refer to the prospectus for their Policies.

PORTFOLIO TRANSACTIONS

     General. (All Funds) The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. Funds managed by dual employees of the Manager and an affiliated entity, and funds that employ a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the “Trading Desk”). Those funds use the research facilities, and are subject to the internal policies and procedures, of applicable affiliated entity or sub-investment adviser.

     The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     Investment decisions for each Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitability to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by each Fund or the price paid or received by each Fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and each Fund will be charged or credited with the average price.

     Dreyfus may buy for each Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund. For example, each Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a Fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

     To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Funds and accounts managed by the Manager, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

     Brokerage Commissions. The Company contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Manager are reasonable and fair.

     For the fiscal years ended December 31, 2007, 2008 and 2009, each Fund indicated below paid brokerage commissions and, where determinable, concessions on principal transactions, none of which was paid to the Distributor, in the following amounts:

Name of Fund	Brokerage Commissions Paid			Concessions on Principal Transactions

	2007	2008	2009	2007	2008	2009
Appreciation	$ 183,731	$ 113,593	$55,256	$ -0-	$ -0-	$ -0-
Growth and Income	$ 298,557	$ 314,260	$236,154	$31,872	$35,208	$20,972
International Equity	$ 301,324	$ 209,637	$121,633	$ -0-	$ -0-	$ -0-
International Value	$ 389,147	$ 217,387	$147,674	$ -0-	$ -0-	$ -0-
Opportunistic Small	$1,262,602	$ 512,146	$236,587	$ -0-	$ -0-	$ -0-
Cap
Quality Bond	$ 20,238	$ 23,181	$9,668	$ -0-	$ -0-	$ -0-

     The difference between such amounts paid in 2009 and such amounts paid in each of 2008 and 2007 primarily was due to decreased trading activity.

     Money Market Portfolio. Purchases and sales of portfolio securities usually are principal transactions. The Fund ordinarily purchase securities directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the Fund for such purchases and sales. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price. No brokerage commissions were paid by the Fund for the fiscal years ended December 31, 2007, 2008 and 2009. There were no concessions on principal transactions for the fiscal years ended December 31, 2007, 2008, 2009.

     Soft Dollars. The term “soft dollars” is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser. Section 28(e) of the Securities Exchange Act of 1934 provides a “safe harbor” that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

     Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity or sub-investment adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

     The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a “mixed use”). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

     The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

     There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client. The affiliated entity or sub-investment adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the affiliated entity or sub-investment adviser in providing investment advice to any of the funds or clients it advises. Likewise, information made available to the affiliated entity or sub-investment adviser from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client. Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity or sub-investment adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity or sub-investment adviser, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     The aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions, were as follows:

Name of Fund	Transaction Amount	Commissions and Concessions
Growth and Income	$6,339,244	$218,483
International Value	$77,732,461	$117,989

     IPO Allocations. (All Funds except Money Market and Quality Bond Portfolios) Certain funds advised by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs. In deciding whether to purchase an IPO, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with the fund’s and/or account’s investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of “hot” IPOs, where the Manager (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Manager (or where applicable, a sub-adviser or Dreyfus affiliate). “Hot” IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relevant net asset values. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody, and other associated costs. International hot IPOs may not be allocated on a pro rata basis due transaction costs, market liquidity and other factors unique to international markets.

     Regular Broker-Dealers. A Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year, (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s securities transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s securities transactions or (iii) sold the largest dollar amount of the Fund’s securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended December 31, 2009, the issuer of the securities and the aggregate value per issuer, as of December 31, 2009, of such securities:

Fund	Name of Regular Broker Dealer	Aggregate Value Per
		Issuer
Appreciation	Banc of America Securities LLC	$2,723,000
	J.P. Morgan Securities, Inc.	$3,846,000
Growth and Income	J.P. Morgan Securities, Inc.	$2,580,000
	Banc of America Securities LLC	$1,377,000
	Goldman, Sachs & Co.	$748,000
	Prudential Equity Group LLC	$605,000
	Morgan Stanley	$540,000
International Equity	BNP Paribas Securities Corp.	$754,000
	UBS Securities LLC	$718,000
International Value	UBS Securities LLC	$852,000
Money Market	Morgan Stanley	$30,000,000
	Abbey National Securities, Inc.	$15,000,000
	BNP Paribas Securities Corp.	$15,000,000
	Barclays Capital Inc.	$14,978,000
	Banc of America Securities LLC	$9,000,000
Quality Bond	J.P. Morgan Securities Inc.	$5,596,000
	Citigroup Global Markets, Inc.	$3,054,000
	Merrill Lynch & Co., Inc.	$2,393,000
	Goldman, Sachs & Co.	$2,013,000
	Morgan Stanley	$1,486,000
	Credit Suisse Securities (USA) LLC	$1,560,000
	Barclays Capital Inc.	$568,000
	Banc of America Securities LLC	$579,000

     Disclosure of Portfolio Holdings. It is the policy of Dreyfus to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each Fund, or its duly authorized service provider, publicly discloses its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service provider may publicly disclose its complete schedule of portfolio holdings, at month-end with a one month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of the such quarter. Each money market fund will disclose daily on www.dreyfus.com the fund’s complete schedule of holdings as of the end of the previous day. The schedule of holdings will remain on the website until the date on which the fund files its Form N-Q for the period that includes the date of the posted holdings.

     If a fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about any fund’s portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the funds, for the purpose of efficient trading and receipt of relevant research (each a “Recipient”), provide that: (a) the Recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or portfolio holdings of a fund before the portfolio holdings become public information; and (b) the Recipient signs a written confidentiality agreement.

     Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund’s custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of portfolio holdings of a fund may be authorized only by the fund’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the fund’s Board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND
GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

     (All Funds, except for the Money Market Portfolio) The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. Dreyfus, through its participation on The Bank of New York Mellon Corporation's ("BNY Mellon's") Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best financial and economic interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best financial and economic interests of the fund and its shareholders.

     Dreyfus seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Dreyfus or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus’ and its affiliates’ discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or Dreyfus' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Dreyfus seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders.

     On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues. With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues are evaluated and voted separately by the fund’s portfolio manager in accordance with such policies, rather than pursuant to the PPC process described above.

     In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

     Information regarding how proxies were voted for the funds is available on the Dreyfus Family of Funds' website at http://www.dreyfus.com and on the Securities and Exchange Commission's website at http://www.sec.gov on the fund's Form N-PX filed with the Commission.

INFORMATION ABOUT THE COMPANY AND FUNDS

     Each Fund’s shares (except Money Market Portfolio) are classified into two classes. Each Fund share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Company. However, the Company’s Trust Agreement (“Trust Agreement”) disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee. The Trust Agreement provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a “series fund,” which is a mutual fund divided into separate funds, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Fund is not deemed to be a shareholder of any other fund. For certain matters shareholders vote together as a group; as to others they vote separately by fund.

     Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient Fund management and, consequently, can be detrimental to the Fund’s performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor’s exchange privilege, with or without prior notice. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, each Fund may refuse or restrict purchase or exchange requests for Fund shares by any Participating Insurance Company if, in the judgment of the Fund’s management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund. If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. While the Fund will take reasonable steps to prevent excessive short term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain accounts.

     To date, the Board has authorized the creation of seven series. All consideration received by the Company for shares of one of the Funds, and all assets in which such consideration is invested, will belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Fund would be treated separately from those of the other Funds of the Company. The Company has the ability to create, from time to time, new Funds without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

     Effective April 19, 2010, Opportunistic Small Cap Portfolio changed its name from Developing Leaders Portfolio; prior to January 2, 2003, the Fund’s name was Small Cap Portfolio.

The Company sends annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Stroock & Stroock & Lavan LLP, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds’ Prospectuses.

     Ernst & Young LLP, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Company.

APPENDIX A

Rating Categories

Description of certain ratings assigned by S&P, Moody’s, and Fitch:

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s

Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A

Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. ‘CC’ ratings indicate that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. ‘DD’ ratings indicate potential recoveries in the range of 50% - 90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

APPENDIX B

     Set forth below are those shareholders known by the Company to own of record 5% or more of the Money Market Portfolio’s shares or, with respect to each other Fund, the indicated Class of shares of the Fund outstanding as of April 1, 2010.

Appreciation Portfolio

Initial shares: Nationwide Life Insurance Company, c/o IPO, Portfolio Acct., P.O. Box 182029, Columbus, OH 43218-2029-owned of record-49.70%;

Transamerica Life Insurance Company, 4333 Edgewood Road, NE, Cedar
Rapids, IA 52499-0001-owned of record-19.36%;

Transamerica Financial Life Insurance Co., 4333 Edgewood Road, NE,
Cedar Rapids, IA 52499-0001-owned of record-6.60%;

Annuity Investors Life Insurance Company, Attn: Rob Earle, P.O. Box
5423, Cincinnati, OH 45201-5423-owned of record-6.09%;

Service shares:	Nationwide Life Insurance Company, c/o IPO, Portfolio Acct., P.O. Box
182029, Columbus, OH 43218-2029-owned of record-36.30%;

Transamerica Life Insurance Co., 4333 Edgewood Road, NE, Cedar Rapids,
IA 52499-0001-owned of record-26.38%;

Ohio National Life Insurance Company, FPO its Separate Accounts, Attn:
Dennis Taney, Box 237, 1 Financial Way, Cincinnati, OH 45201-0237-
owned of record-26.23%;

Growth and Income Portfolio
Initial shares:	Transamerica Life Insurance Co., 4333 Edgewood Road, NE, Cedar Rapids,
IA 52499-0001-owned of record-38.48%;

Nationwide Life Insurance Company, c/o IPO, Portfolio Acct., P.O. Box
182029, Columbus, OH 43218-2029-owned of record-19.91%;

America Fidelity Separate Account “C”, 2000 N. Classen Boulevard,
Oklahoma City, OK 73106-6023-owned of record-11.29%;

Transamerica Financial Life Insurance Company, Attn: AEGON USA, 4333
Edgewood Road, NE, Cedar Rapids, IA 52499-0001-owned of record-
10.48%;

Annuity Investors Life Insurance Company, Attn: Rob Earle, P.O. Box
5423, Cincinnati, OH 45201-5423-owned of record-6.59%;

Service shares:	Transamerica Life Insurance Co., 4333 Edgewood Road, NE, Cedar Rapids,
IA 52499-0001-owned of record-89.68%;

Transamerica Financial Life Insurance Co., Attn: FMG Operational
Accounting, 4333 Edgewood Road, NE, Cedar Rapids, IA 52499-0001-
owned of record-10.31%;

International Equity Portfolio
Initial shares:	Farm Bureau Life Insurance Company, 5400 University Avenue, West Des
Moines, IA 50266-5950-owned of record-34.54%;

Transamerica Life Insurance Co.,4333 Edgewood Road, NE, Cedar Rapids,
IA 52499-0001-owned of record-32.88%;

Modern Woodmen, 5400 University Avenue, West Des Moines, IA 50266-
5950-owned of record-9.07%;

Transamerica Financial Life Insurance Co., Attn: FMG Operational
Accounting, 4333 Edgewood Road, NE, Cedar Rapids, IA 52499-0001-
owned of record-7.96%;

Great West Life & Annuity Insurance Company, 8515 East Orchard Road,
2T2, Englewood, CO 80111-5002-owned of record-6.71%;

Equitrust Life Insurance Company, Attn.: Mutual Fund Accounting, 5400
University Avenue, West Des Moines, IA 50266-5950-owned of record-
5.84%;

Service shares:	IDS Life Insurance Company, 222 AXP Financial Center, Minneapolis, MN
55474-0002-owned of record-57.25%;

Transamerica Life Insurance Co., 4333 Edgewood Road, NE, Cedar Rapids,
IA 52499-0001-owned of record-32.07%;

Transamerica Financial Life Insurance Co., Attn.: FMG Operational
Accounting, 4333 Edgewood Road, NE, Cedar Rapids, IA 52499-0001-
owned of record-5.92%;

International Value Portfolio
Initial shares:	Nationwide Life Insurance Company, c/o IPO, Portfolio Account, P.O. Box
182029, Columbus, OH 43218-2029-owned of record-47.25%;

Transamerica Life Insurance Company, 4333 Edgewood Road, NE, Cedar
Rapids, IA 52499-0001-owned of record-16.81%;

American Fidelity Separate Account “B”, 2000 N. Classen Boulevard,
Oklahoma City, OK 73106-6023-owned of record-14.26%;

Jefferson National Life Insurance Company, Attn: Separate Accounts, 9920
Corporate Campus Drive, Suite 1000, Louisville, KY 40223-4051-owned of record-11.81%;

Service shares:	SBL Variflex 1-NAVISYS Security Benefit Life, One SW Security Benefit
Place, Topeka, KS 66636-0001-owned of record-43.73%;

First Security Benefit Life Insurance Company, FBO FSBL Advisor
Designs-NAVISYS c/o Variable Annuity Dept., One Security Benefit Place,
Topeka, KS 66306-1000-owned of record-41.96%;

Transamerica Life Insurance Co., 4333 Edgewood Road, NE, Cedar Rapids,
IA 52499-0001-owned of record-11.90%;

Money Market Portfolio

AGL Life Assurance Company, Separate Account, 610 West Germantown
Pike Suite 460, Plymouth Meeting, PA 19462-1058-owned of record-
42.91%;

Transamerica Life Insurance Co., 4333 Edgewood Road, NE, Cedar Rapids,
IA 52499-0001-owned of record-35.87%;

Transamerica Financial Life Insurance Company, Separate Account,
Accounting Department, Attn: FMG Operational Accounting, 4333
Edgewood Road, NE, Cedar Rapids, IA 52499-0001-owned of record-
10.94%;

Opportunistic Small Cap Portfolio
Initial shares:	Nationwide Life Insurance Company, c/o IPO, Portfolio Acct., P.O. Box
182029, Columbus, OH 43218-2029-owned of record – 20.10%;

Transamerica Life Insurance Company, 4333 Edgewood Road, NE, Cedar
Rapids, IA 52499-owned of record-16.17%;

Lincoln Life & Annuity Company of New York, 1300 S. Clinton Street,
Fort Wayne, IN 46802-3518-owned of record-16.01%;

Transamerica Financial Life Insurance Co., Attn: FMG Operational
Accounting, 4333 Edgewood Road, NE, Cedar Rapids, IA 52499-0001-
owned of record-6.69%;

Lincoln Life & Annuity Company of NY, Mutual Fund Accounting, 1300 S.
Clinton, Street, Fort Wayne, IN 46802-3506-owned of record-6.57%.

Kansas City Life Insurance Company, Debra Karr, P.O. Box, Kansas City,
MO 64121-9139-owned of record-6.01%

Annuity Investors Life Insurance Company, Attn: Rob Earle, P.O. Box
5423, Cincinnati, OH 45201-5423-owned of record-5.93%.

Service shares:	Farmers New World Life Insurance Company, Variable Universal Life,
Attn: Separate Account Depts., 3003 77th Avenue, Southeast, Mercer Island,
WA 98040-2890-owned of record-33.42%;

Transamerica Life Insurance Company, 4333 Edgewood Road, NE, Cedar
Rapids, IA 52499-0001-owned of record-30.15%;

Principal Financial Group, Attn: Ind. Accounting, 711 Hight Street, Des
Moines, IA 50392-9992-owned of record-22.55%;

Nationwide Life Insurance Company, NWVAII, c/o IPO Portfolio
Accounting, P.O. Box 182029, Columbus, OH 43218-2029-owned of record-10.84%;

Quality Bond Portfolio
Initial shares:	Transamerica Life Insurance Company, 4333 Edgewood Road, NE, Cedar
Rapids, IA 52499-0001-owned of record-35.90%;

American General Life Insurance Company, c/o Variable Product, P.O. Box
1591, Houston, TX 77251-1591-owned of record-35.06%;

Symetra Life Insurance Company, Attn.: RS Accounting, P.O. Box 3882,
Seattle, WA 98124-3882-owned of record-11.44%;

Transamerica Financial Life Insurance Company, Attn: AEGON USA, 4333
Edgewood Road, NE, Cedar Rapids, IA 52499-0001-owned of record-
7.68%;

Nationwide Life Insurance Nationwide Multi-Flex (NEA) c/o IPO, Portfolio
Accounting, P.O. Box 182029, Columbus, OH 43218-2029-owned of record-5.88%;

Service shares:	Transamerica Life Insurance Company, 4333 Edgewood Road, NE, Cedar
Rapids, IA 52499-0001-owned of record-72.71%;

Transamerica Financial Life Insurance Company, Attn: FMG Operational
Accounting, 4333 Edgewood Road, NE, Cedar Rapids, IA 52499-0001-
owned of record-11.01%;

Farmers New World Life Insurance Company, Variable Universal Life,
Attn: Separate Accounts Dept., 3003 77th Avenue, Southeast, 5th Floor,
Mercer Island, WA 98040-2890-owned of record-9.39%;

Principal Financial Group, FBO Benefit Variable Universal Life, Attn: Ind.
Accounting, 711 High Street, Des Moines, IA 50392-9992-owned of record-
6.87%.